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                                                                  Exhibit 10.2

                                PLEDGE AGREEMENT
                                 (PARTNERSHIPS)

            FOR VALUE RECEIVED, the undersigned, Echelon Residential Holdings LLC, a Delaware limited liability company (the "Pledgor") and the sole member of Echelon Residential LLC, a Delaware limited liability company ("Residential"), hereby assigns and pledges to American Income Partners V-A Limited Partnership, a Massachusetts limited partnership, in its capacity as collateral agent (the "Agent") for itself and each of American Income Partners V-B Limited Partnership, a Massachusetts limited partnership, American Income Partners V-C Limited Partnership, a Massachusetts limited partnership, American Income Partners V-D Limited Partnership, a Massachusetts limited partnership, American Income Fund I-A Limited Partnership, a Massachusetts limited partnership, American Income Fund I-B Limited Partnership, a Massachusetts limited partnership, American Income Fund I-C Limited Partnership, a Massachusetts limited partnership, American Income Fund I-D Limited Partnership, a Massachusetts limited partnership, American Income Fund I-E Limited Partnership, a Massachusetts limited partnership, AIRFUND International Limited Partnership, a Massachusetts limited partnership and AIRFUND II International Limited Partnership, a Massachusetts limited partnership and their respective successors and assigns (collectively, the "Lenders"), and grants to the Agent a security interest in all of the Pledgor's right, title and interest in and to its membership interests in Residential, wherever located and whether now owned or hereafter acquired, together with (i) all payments and distributions, whether in cash, property or otherwise, at any time owing or payable to the Pledgor on account of its interest as a member of Residential, (ii) all of the Pledgor's rights and interests under the operating agreement of Residential (the "Operating Agreement"), including all voting and management rights and all rights to grant or withhold consents or approvals, (iii) all rights of access and inspection to and use of all books and records, including computer software and computer software programs, of Residential, (iv) all other rights, interests, property or claims to which the Pledgor may be entitled to in its capacity as a member of Residential, (v) any and all substitutions and replacements thereof, including any securities or other instruments into which any of the foregoing may at any time and from time to time be converted or exchanged, and (vi) any and all proceeds and products of the foregoing, cash and non-cash (collectively, the "Pledged Interest"). The Pledgor irrevocably waives any and all provisions of the Operating Agreement that (i) prohibit, restrict, condition or otherwise affect the grant hereunder of any lien, security interest or encumbrance on the Pledged Interest or any enforcement action which may be taken in respect of any such lien, security interest or encumbrance, or (ii) otherwise conflict with the terms of this Pledge Agreement.

      This Pledge Agreement is entered into in connection with and secures the payment of amounts due to the Lenders from the Pledgor pursuant to those certain Promissory Notes of even date herewith (each a "Note" and collectively, the "Notes") made by the Pledgor in favor of each of the Lenders, together with all covenants and agreements contained herein (collectively, the "Secured Liabilities").
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      The Pledgor and each of the Lenders hereby represent, warrant, covenant and agree as follows:

      1. Pledgor hereby represents and warrants that (i) the Operating Agreement, a true, correct and complete copy of which is attached hereto as Exhibit A, is in full force and effect and has not been amended or modified in any respect, except for such amendments or modifications as are attached to the copy thereof delivered herewith; (ii) it is a duly constituted and is the sole member of Residential pursuant to the Operating Agreement, although such membership is not evidenced by any certificate issued by Residential; (iii) the Pledged Interest are validly issued, non-assessable and fully paid membership interests in Residential; (iv) Pledgor has full right, power and authority to make this Pledge Agreement (including the provisions enabling the Agent, upon the occurrence of an Event of Default, to exercise the voting or other rights provided for herein, under the Operating Agreement and under applicable law, without the consent, approval or authorization of, or notice to, any other person, including any regulatory authority or any person having any interest in Residential, except for such consents as have been duly received; and (v) this Pledge Agreement has been duly executed and delivered by the Pledgor and is the legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms.

      2. Pledgor shall protect and preserve the Pledged Interest. Pledgor will not permit or agree to any amendment or modification of the Operating Agreement, or waive any rights or benefits under the Operating Agreement, without the prior written consent of the Agent. Pledgor hereby represents and warrants that Pledgor has and will continue to have good and marketable title to the Pledged Interest, free and clear of all liens, encumbrances and security interests, except those created hereby, and agrees to preserve such unencumbered title and the Lenders' security interest in the Pledged Interest and to defend it against all parties. Risk of loss of, damage to, or destruction of, the Pledged Interest shall be the responsibility of Pledgor, although the Agent shall exercise reasonable care in the custody and preservation of the Pledged Interest in its possession to the extent applicable. The Agent shall be deemed to have exercised such reasonable care if it takes such action for that purpose as the Pledgor shall reasonably request in writing, but no omission to do any act not requested by the Pledgor shall be deemed a failure to exercise reasonable care, and no omission to comply with any request of the Pledgor shall of itself be deemed a failure to exercise reasonable care. The Pledgor shall execute and deliver to the Agent and the Lenders any financing statements, continuation statements, assignments, or other instruments, or take any other action deemed necessary by the Agent or the Lenders to perfect or continue the perfection of its security interest in the Pledged Interest. The Agent is hereby irrevocably appointed attorney-in-fact of the Pledgor to do all acts and things which the Agent may deem necessary or advisable to perfect and continue perfected their security interest in the Pledged Interest. The address of the Pledgor is listed below the Pledgor's signature hereto.

      3. This Pledge Agreement has been entered into under and pursuant to the Massachusetts Uniform Commercial Code, except that perfection and the effect of perfection of Secured Party's security interest in collateral in another jurisdiction will be governed by the Uniform Commercial Code ("UCC") of such other jurisdiction, and the Agent has all the rights


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and remedies of a secured party under the Uniform Commercial Code or applicable legislation of the applicable jurisdiction. If any one or more of the provisions hereof should for any reason be invalid, illegal or unenforceable in any respect, the remaining provisions contained herein shall not in any way be affected or impaired thereby, and such invalid, illegal, or unenforceable provision shall be deemed modified to the extent necessary to render it valid while most nearly preserving its original intent. The Pledgor has (i) caused Residential to duly register the security interest granted hereby on Residential's books and has furnished the Agent with evidence thereof in form and substance satisfactory to the Agent, (ii) has duly executed and caused any financing statements with respect to the Pledged Interest to be filed in such a manner and in such places as may be required by applicable law in order to fully protect the rights of the Agent and the Lenders hereunder and (iii) will cause any financing statements with respect to the Pledged Interest at all times to be kept recorded and filed at the Pledgor's sole cost and expense in such a manner and in such places as may be required by law in order to fully perfect the interests and protect the rights of the Agent and the Lenders hereunder.

      4. Any one or more of the following events shall constitute an "Event of Default" hereunder: (i) the Pledgor shall fail to comply with, observe or perform any obligation hereunder or shall fail to make any payment when due under any Note; (ii) any representation or warranty made or furnished to the Agent or the Lenders by or on behalf of the Pledgor in connection with this Pledge Agreement or any document or instrument furnished, or to be furnished, in connection herewith or therewith, proves to have been untrue in any material respect when so made or furnished; (iii) the Pledgor shall commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), file a petition seeking to take advantage of any other laws relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts or the marshaling of assets ("Bankruptcy Laws"), consent to or fail to contest in a timely and appropriate manner, any petition filed against the Pledgor in any involuntary case under any Bankruptcy Laws or other laws, apply for, consent to, indicate its approval of, acquiesce to or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator for the Pledgor or of a substantial part of the Pledgor's property, admit in writing its inability to pay debts as they become due, make a general assignment for the benefit of creditors, make a conveyance fraudulent as to creditors under any state or federal law, or take any action for the purpose of effecting any of the foregoing; (iv) a case or other proceeding shall be commenced against the Pledgor in any court of competent jurisdiction seeking relief under any Bankruptcy Laws, (v) the appointment of a trustee, receiver, custodian, liquidator or the like for the Pledgor, or of all or any substantial part of its assets; or (vi) the Pledgor shall fail to perform any of its obligations under the Operating Agreement.

      5. During the continuance of an Event of Default, the Agent shall have, in addition to the rights, powers and authorizations to collect the sums assigned hereunder, all rights and remedies of a secured party under the Uniform Commercial Code and under other applicable law with respect to the Pledged Interest, including, without limitation, the following rights and remedies: (i) the Agent may, in its sole discretion, exercise any management or voting rights relating to the Pledged Interest (whether or not the same shall have been transferred into its name


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or the name of its nominee or nominees) for any lawful purpose, including for the amendment or modification of the Operating Agreement or other governing documents or the liquidation of the assets of Residential, give all consents, waivers, approvals, and ratifications in respect of such Pledged Interest, and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Lenders the proxy and attorney-in-fact of the Pledgor, with full power and authority of substitution, to do so); (ii) the Agent may, in its sole discretion, demand, sue for, collect, compromise, or settle any rights or claims in respect of the Pledged Interest; (iii) the Agent may, in its sole discretion, sell, resell, assign, deliver, or otherwise dispose of any or all of the Pledged Interest, for cash or credit or both and upon such terms, in such manner, at such place or places, at such time or times, and to such persons or entities as the Agent think expedient, all without demand for performance by the Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by applicable law; and (iv) the Agent may, in its sole discretion, cause all or any part of the Pledged Interest held by it to be transferred into its name or the name of its nominee or nominees.

      The proceeds of any collection, sale or other disposition of the Pledged Interest or any part thereof shall, after the Agent has made all deductions of expenses, including but not limited to attorneys' fees and other expenses incurred in connection with repossession, collection, sale, or disposition of the Pledged Interest or in connection with the enforcement of Agent's rights with respect to the Pledged Interest in any insolvency, bankruptcy or reorganization proceedings, be applied against any of the Secured Liabilities, whether or not all the same shall be then due and payable, in such manner as the Agent and the Lenders shall in their sole discretion determine.

      No single or partial exercise by the Agent of any right, power or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Each right, power and remedy herein specifically granted to the Agent or otherwise available to them shall be cumulative, and shall be in addition to every other right, power, and remedy herein specifically given or now or hereafter existing at law, in equity, or otherwise. Each such right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised at any time and from time to time and as often and in such order as may be deemed expedient by the Agent in its sole discretion. Nothing contained in this Agreement shall be construed to require the Agent to take any action with respect to the Pledged Interest, whether by way of foreclosure or otherwise and except as required by any Operating Agreement, in order to permit the Agent to become a substitute member of Residential under the Operating Agreement.

      6. If any notification of intended sale of any of the Pledged Interest is required by law, such notification shall be deemed reasonable if mailed at least ten (10) days before such sale, postage prepaid, (i) addressed to the Pledgor at its notice address herein, and (ii) to any other secured party from whom the Agent or the Lenders have received (prior to notification of the Pledgor or the Pledgor's renunciation of his rights after default) written notice of a claim of an interest in the Pledged Interest.


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      7. Any delay or omission by the Agent or the Lenders to exercise any rights or powers arising from any default or any partial exercise thereof shall not impair any such rights or powers, nor shall the same be construed to be a waiver thereof or any acquiescence therein, nor shall any action or non-action by the Agent or the Lenders in the event of any default alter or impair the rights of the Agent or the Lenders in respect of any subsequent default, or impair or affect any rights or powers resulting therefrom. This Pledge Agreement shall remain in full force and effect until such time as all amounts due under the Notes shall have been fully and irrevocably paid in full.

      8. All notices, statements, requests, and demands given to or made upon the any party hereto shall be given or made to such party at the address of such party as set forth below its signature block herein.

      9. The provisions of this Pledge Agreement shall be binding upon the Pledgor, the Agent and the Lenders, and their respective heirs, personal representatives, successors and assigns.

      10. The Agent is hereby appointed by the Indemnities as their collateral agent and each of the Lenders irrevocably authorize the Agent to act as the collateral agent of such Lender. The Agent shall not have a fiduciary relationship in respect of any Lender by reason of this Pledge Agreement, and the nature of Agent's duties shall be mechanical and administrative in nature only.

      The Agent shall have and may exercise such powers hereunder as are specifically delegated to or required by at least two-thirds of the Lenders (the "Required Lenders") by the terms hereof or under any related document, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders or any obligation to the Lenders to take any action hereunder except any action hereunder specifically provided hereunder or under any related document to be taken by the Lenders. Notwithstanding the foregoing, if the Agent shall receive a specific written instruction which shall be inconsistent in any way with the foregoing, or which contradicts or purportedly supersedes a previous instruction, the Agent agrees to honor and be bound by such written instruction.

      Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Lenders for any action taken or omitted to be taken by it or them hereunder except for its or their own gross negligence or willful misconduct.

      The Lenders agree to keep the Agent informed on a prompt and timely basis of any information required by the Agent to perform its duties hereunder and under any related documents.

      If the Agent shall request instructions from the Lenders with respect to any act or action (including failure to act) in connection with this Pledge Agreement or any related documents, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent


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shall have received instructions from the Required Lenders, and the Agent shall not incur liability to any person by reason of so refraining.

      The Agent may consult with legal counsel, independent public accountants and any other experts selected by it. Notwithstanding anything herein to the contrary, neither the Agent nor its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by any of them in good faith reliance upon the advice of such persons.

      The Lenders severally (on the basis of the pro rata principal amounts of each of the Notes) agree to reimburse and indemnify the Agent for and against any expenses incurred by the Agent on behalf of the Lenders in connection with the administration and enforcement of this Pledge Agreement and any related documents and any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or under any related documents or in any way relating to or arising out of this Pledge Agreement or any related documents; provided, however that the Lenders shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent.

      This Agent may be removed by the Lenders at any time upon delivery of written notice to the Agent and the Pledgor.


                  [Remainder of page left blank intentionally.]


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      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused their authorized representatives to execute this Pledge Agreement under seal as of the 8th day of March, 2000.

                                 ECHELON RESIDENTIAL
                                 HOLDINGS LLC

                                 By: /s/ James A. Coyne
                                     ------------------
                                     James A. Coyne, Member

                                 Address:  450 Carillon Parkway,
                                           Suite 200
                                           St. Petersburg, FL  33716


                                 AMERICAN INCOME PARTNERS V-A
                                 LIMITED PARTNERSHIP
                                 By:  AFG Leasing IV Incorporation, their
                                      general partner

                                      By:  /s/ Gail D. Ofgant
                                           ------------------
                                           Gail Ofgant, Senior Vice President

                                 Address:  88 Broad Street
                                           Boston, MA  02110


      The undersigned hereby acknowledges the foregoing Pledge Agreement and consents to the terms contained therein.

                                 ECHELON RESIDENTIAL LLC
                                 By: Equis/Echelon Management Corp.,
                                     its Manager

                                     By:  /s/ Michael J. Butterfield
                                          --------------------------
                                          Michael J. Butterfield, Vice Pres.

                                 Address:  450 Carillon Parkway, Suite 200
                                           St. Petersburg, FL  33716


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